                                                                   EXHIBIT 25.2a

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

                                   ----------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-0417860
                       I.R.S. Employer Identification No.

   111 EAST WACKER DRIVE, SUITE 3000
            CHICAGO, ILLINOIS                                           60601
(Address of principal executive offices)                              (Zip Code)

                                Melissa A. Rosal
                         U.S. Bank National Association
                        111 East Wacker Drive, Suite 3000
                             Chicago, Illinois 60601
                            Telephone (312) 228-9416
            (Name, address and telephone number of agent for service)

                         TOYOTA MOTOR CREDIT CORPORATION
                     (Issuer with respect to the Securities)
                       TOYOTA AUTO FINANCE RECEIVABLES LLC
                   TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION
             (Exact name of Registrant as specified in its charter)

DELAWARE (if Toyota Auto Finance Receivables LLC)                 33-4836519 (if Toyota Auto Finance Receivables LLC)
CALIFORNIA (if Toyota Motor Credit Receivables Corporation)       33-0593804 (if Toyota Motor Credit Receivables Corporation)
(State or other jurisdiction of incorporation or organization)    (I.R.S. Employer Identification No.)

19001 SOUTH WESTERN AVENUE
 TORRANCE, CA                                                       90509
(Address of Principal Executive Offices)                          (Zip Code)

                                  DEMAND NOTES
                       (TITLE OF THE INDENTURE SECURITIES)

================================================================================

                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

      A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
                  Comptroller of the Currency
                  Washington, D.C.

      b)    Whether it is authorized to exercise corporate trust powers.
                  Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
                  None

Items 3-15 The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

      1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1of Form T-1, Registration No. 333-30939.*

      2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 333-30939.*

      3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-30939.*

      4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-30939.*

      5.    Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 333-30939.*.

      7. Report of Condition of the Trustee as of December 31, 2000, published pursuant to law or the requirements of its supervising or examining authority.

      8.    Not applicable.

      9.    Not applicable.


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

* Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 2nd day of March, 2001.

                                        U.S. BANK NATIONAL ASSOCIATION


                                        By: /s/ Melissa A. Rosal
                                            ------------------------------------
                                            Melissa A. Rosal
                                            Vice President

                                                                       Exhibit 7

                         U.S. Bank National Association
                        Statement of Financial Condition
                                As of 12/31/2000

                                    ($000's)

                                                                    12/31/2000
                                                                   ------------
ASSETS

     Cash and Due From Depository Institutions                     $  3,997,544
     Federal Reserve Stock                                            4,294,532
     Fed Funds Sold                                                     108,145
     Loans and Lease Financing Receivables                           65,294,831
     Trading Assets                                                      78,143
     Fixed Asset                                                        526,992
     Other Real Estate Owned                                             39,866
     Investments in unconsolidated subsidiaries                         638,208
     Customers liability on acceptances                                 187,135
     Intangible Assets                                                4,680,106
     Other Assets                                                     2,177,621
                                                                   ------------
         Total Assets                                              $ 82,023,123

LIABILITIES
     Deposits in domestic offices                                    51,456,929
     Deposits in foreign offices                                      2,035,838
     Fed Funds purchased                                              2,007,939
     Demand Notes/Trading Liabilities                                   494,081
     Other Borrowed Money                                            11,114,004
     Bank's liability on acceptances executed                           187,135
     Subordinated Notes and debentures                                2,442,450
     Other Liabilities                                                1,633,116
                                                                   ------------
     Total Liabilities                                             $ 71,371,492

EQUITY
     Common and Preferred Stock                                         310,004
     Surplus                                                          6,467,394
     Undivided Profits                                                3,860,806
     Net unrealized holding gains on available for sale sec              13,748
     Cumulative Foreign Currency Translation Adj                           (321)
                                                                   ------------
         TOTAL EQUITY CAPITAL                                      $ 10,651,631

TOTAL LIABILITIES AND EQUITY CAPITAL                               $ 82,023,123


- --------------------------------------------------------------------------------
To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank National Association


By: /s/ Melissa A. Rosal
    ------------------------------
             Vice President

Date: March 2, 2001


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